EXHIBIT 99.1

Lakeland Bancorp Completes Fifth Consecutive Year of Record Earnings

OAK RIDGE, N.J., Jan. 26, 2017 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”) reported the following results for the fourth quarter of 2016 and for the year ended  December 31, 2016:

  Net income for the fourth quarter of 2016 was $12.0 million, or $0.26 per diluted share, compared to net income of $8.5 million, or $0.22 per diluted share, for the same period in 2015.  No merger related expenses were incurred during the fourth quarter of 2016.  Excluding merger related expenses, fourth quarter 2015 net income was $9.2 million, or $0.24 per diluted share.
  For the fourth quarter of 2016, annualized return on average assets was 0.95%, annualized return on average common equity was 9.31%, and annualized return on average tangible common equity was 12.83%.
  For 2016, net income was $41.5 million, or $0.95 per diluted share, compared to net income of $32.5 million, or $0.85 per diluted share, for 2015, a 28% and 12% increase, respectively.  Excluding merger related expenses and other items, net income for 2016 was $44.3 million, or $1.02 per diluted share, compared to $33.8 million, or $0.88 per diluted share, for 2015, a 31% and 16% increase, respectively.
  The return on average assets for the year ended December 31, 2016 was 0.90%, the return on average common equity was 8.75% and the return on average tangible common equity was 12.19%.  Excluding merger related expenses and other items, these ratios were 0.96%, 9.34% and 13.01%, respectively.
  Total assets exceeded $5.0 billion for the first time in the Company’s history, finishing the year at $5.09 billion.  During 2016, total assets grew $1.22 billion, comprised of organic growth of $491.8 million, or 12.7%, and growth through acquisitions of $731.8 million.
  The Company bolstered its capital levels with a $50 million common stock issuance of 2.7 million shares in December 2016 and the issuance of $75 million in subordinated debt in September 2016 bearing an annual interest rate of 5.125%.
  For the fourth quarter of 2016, the Company reported loan growth of $78.3 million, or 2%, to $3.87 billion, comprised primarily of $91.5 million in commercial real estate loans, which increased 3%.  For the year, total loans and leases increased by $904.9 million, or 30%, with organic growth of $325.6 million, or 11%.
  For the fourth quarter of 2016, the Company reported deposit growth of $151.1 million, or 4%, to $4.09 billion.  This overall increase was primarily due to additional growth in government deposits.  For the year, total deposits increased $1.10 billion, or 37%, with organic growth of $514.7 million, or 17%, which included $125.4 million in non-interest bearing deposits.
  Net interest margin (“NIM”) was 3.27% for the fourth quarter of 2016, compared to 3.45% for the prior quarter and 3.43% for the fourth quarter of 2015.  The decrease this quarter was primarily attributed to $1.0 million in interest expense from the recent, aforementioned subordinated debt issuance.  In addition, relatively lower yielding cash balances increased as a result of the $75 million subordinated debt and $50 million common stock issuances as well as strong deposit growth.
  The efficiency ratio was 56.16% for the fourth quarter of 2016, as compared to 58.70% for the same period in 2015.  The decrease in this ratio, in part, reflects the realization of cost savings from our acquisitions and the closure of seven branches in 2016.
  For the fourth quarter of 2016, the Company recorded a provision for loan and lease losses of $0.4 million and had net charge-offs of $0.5 million.  The quarterly provision for loan and lease losses declined $1.4 million from the third quarter, primarily due to a significant payoff in classified loans.  At December 31, 2016, the ratio of non-performing assets to total assets was 0.42%, down from 0.61% at December 31, 2015.
  On January 24, 2017, the Company declared a quarterly cash dividend of $0.095 per common share, payable February 17, 2017 to holders of record as of the close of business on February 7, 2017.

Thomas J. Shara, Lakeland Bancorp’s President and CEO, commented, “We are very proud of the Company’s many achievements in 2016 including our continued organic growth in both loans and deposits; the successful integration of two acquisitions in strategic market areas; and building our franchise to $5 billion in total assets.  In addition to these successes, we took advantage of the opportunity to bolster our capital levels through an equity offering in December and the subordinated debt issuance in September.  These moves position us favorably for future growth.”

Earnings

Net income for the fourth quarter of 2016 was $12.0 million, as compared to $8.5 million for the fourth quarter of 2015.  Net income for the fourth quarter of 2015 excluding merger related expenses was $9.2 million.

Net income for 2016 was $41.5 million compared to $32.5 million for the same period in 2015.  Excluding merger related expenses and other items, net income for 2016 was $44.3 million compared to $33.8 million in 2015.

Net Interest Income

Net interest income for the fourth quarter of 2016 was $38.2 million, as compared to $30.1 million for the same period in 2015.  This increase was primarily due to higher levels of interest earnings assets as a result of our acquisitions as well as organic growth.  NIM was 3.27% for the fourth quarter of 2016 compared to 3.43% for the fourth quarter of 2015.  This decrease was primarily attributed to two factors.  First, the $75 million subordinated debt offering in September 2016 added $1.0 million of interest expense for the quarter.  Second, the Company temporarily maintained an elevated level of interest earning cash balances as a result of the proceeds from the subordinated debt and stock issuance offerings as well as an influx of deposits prior to the deployment of these funds into higher interest earning assets.

The yield on interest earning assets for the fourth quarter of 2016 was 3.74%, as compared to 3.76% reported in the fourth quarter of 2015.  The cost of interest bearing liabilities for the fourth quarter of 2016 was 0.62%, as compared to 0.44% in the fourth quarter of 2015, reflecting the new subordinated debt and moderately higher cost of deposits.

Net interest income for 2016 was $145.6 million, as compared to $116.6 million reported for 2015.  NIM for 2016 was 3.41%, compared to 3.47% in 2015.  The yield on earning assets was 3.82% for 2016 and 3.79% for 2015.  The cost of interest bearing liabilities for 2016 was 0.54%, as compared to 0.43% for 2015, reflecting the new subordinated debt and moderately higher cost of deposits.

Non-interest Income

Non-interest income totaled $5.2 million for the fourth quarter of 2016 compared to $4.8 million for the same period in 2015.  This increase was primarily due to higher swap fee income during the quarter.

For the year, non-interest income totaled $21.3 million in 2016, as compared to $21.2 million in 2015, which included a $1.8 million gain on debt extinguishment.  The most significant increases in 2016 included $0.7 million in swap fee income, $0.5 million in BOLI death benefits and $0.4 million in gain on sale of loans.

Non-interest Expense

Non-interest expense for the fourth quarter of 2016 was $24.8 million, an increase of $2.6 million compared to $22.1 million for the same period in 2015.  Excluding the impact of merger related expenses, non-interest expense increased by $3.5 million.  Salary and employee benefit expense increased $1.9 million due primarily to the additional staff from the acquisitions and year-over-year increases in employee salary and benefit costs.  Net occupancy expense increased $0.5 million and furniture and equipment expense increased $0.3 million, due primarily to the additional locations.  Other expenses increased $0.8 million, primarily due to higher legal, collection, insurance and personnel expenses.

For 2016, non-interest expense was $99.9 million, an increase of $12.7 million compared to 2015.  Excluding the impact of merger related expenses and the 2015 long-term debt prepayment fee of $2.4 million, non-interest expense increased by $12.2 million.  Salary and employee benefit expense increased by $7.5 million, due primarily to the additional staff from the acquisitions and year-over-year increases in employee salary and benefit costs.  Furniture and equipment expense increased $1.1 million and net occupancy expense increased $1.0 million due primarily to the additional locations.  Other expenses increased $1.2 million, due primarily to higher consulting, courier, director, insurance and investor relations expenses.

Financial Condition

In 2016, total assets increased $1.22 billion to $5.09 billion.  Total loans and leases increased by $904.9 million to $3.87 billion.  Total deposits increased $1.10 billion to $4.09 billion.  In January 2016, the Company acquired Pascack Bancorp, Inc., which had total assets, total loans and total deposits of $405.3 million, $319.6 million and $304.5 million, respectively.  In July 2016, the Company acquired Harmony Bank, which had total assets, total loans and total deposits of $326.4 million, $259.7 million and $278.1 million, respectively.

Asset Quality

At December 31, 2016, non-performing assets totaled $21.5 million (0.42% of total assets), compared to $23.7 million (0.61% of total assets) at December 31, 2015.  Non-performing loans and leases as a percent of total loans and leases decreased to 0.53% at December 31, 2016 from 0.76% at December 31, 2015.  The allowance for loan and lease losses totaled $31.2 million at December 31, 2016, and represented 0.81% of total loans and leases, compared to $30.9 million at December 31, 2015, which represented 1.04% of total loans and leases.  The decline in the allowance coverage is primarily attributed to improvement in asset quality and to the addition of acquired loans with no allowance for loan losses.  The Company had net charge-offs of $3.9 million (0.11% of average loans) in 2016 and $0.5 million (0.05% of average loans) for the fourth quarter of 2016.  The provision for loan and lease losses for 2016 was $4.2 million, versus $1.9 million in 2015.

Capital

At December 31, 2016, stockholders' equity was $550.0 million, while book value per common share was $11.65, an increase of 10% from December 31, 2015.  Tangible book value per common share was $8.69, an increase of 14% from December 31, 2015.  As of December 31, 2016, the Company’s leverage ratio was 9.06%.  Tier I and total risk based capital ratios were 10.84% and 13.47%, respectively, reflecting the issuance of the subordinated notes and additional shares of common stock.  The common equity tier 1 capital ratio was 10.10%.  At December 31, 2016, the tangible common equity ratio was 8.28%, compared to 7.69% as of December 31, 2015.  The regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal regulatory guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services, competition, and failure to successfully integrate and realize anticipated efficiencies and synergies after the Pascack Community Bank and Harmony Bank mergers.  Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements.  Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

About Lakeland Bank
Lakeland Bancorp, the holding company for Lakeland Bank, has $5.1 billion in total assets with 52 New Jersey branch offices in Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and two commercial loan production offices serving Middlesex and Monmouth counties in New Jersey and the Hudson Valley region of New York.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

INCOME STATEMENT
Net interest income	$38,179	$30,119	$145,649	$116,640
Provision for loan and lease losses	(375)	-	(4,223)	(1,942)
Other non-interest income	4,636	4,290	18,837	17,409
Gain on sale of investment securities	-	51	370	241
Gain on sale of loans	525	437	2,123	1,681
Gain on debt extinguishment	-	-	-	1,830
Long-term debt prepayment fee	-	-	-	(2,407)
Merger related expenses	-	(822)	(4,103)	(1,152)
Other non-interest expense	(24,772)	(21,320)	(95,814)	(83,652)
Pretax income	18,193	12,755	62,839	48,648
Provision for income taxes	(6,240)	(4,291)	(21,321)	(16,167)
Net income	$11,953	$8,464	$41,518	$32,481

Basic earnings per common share	$0.26	$0.22	$0.96	$0.85
Diluted earnings per common share	$0.26	$0.22	$0.95	$0.85
Dividends per common share	$0.095	$0.085	$0.370	$0.330
Weighted average shares - basic	45,002	37,865	42,912	37,843
Weighted average shares - diluted	45,257	38,048	43,114	37,993

SELECTED OPERATING RATIOS
Annualized return on average assets	0.95%	0.89%	0.90%	0.89%
Annualized return on average common equity	9.31%	8.40%	8.75%	8.28%
Annualized return on average tangible common equity (1)	12.83%	11.64%	12.19%	11.58%
Annualized return on interest earning assets	3.74%	3.76%	3.82%	3.79%
Annualized cost of interest bearing liabilities	0.62%	0.44%	0.54%	0.43%
Annualized net interest spread	3.12%	3.32%	3.28%	3.36%
Annualized net interest margin	3.27%	3.43%	3.41%	3.47%
Efficiency ratio (1)	56.16%	58.70%	56.41%	60.18%
Stockholders' equity to total assets			10.80%	10.35%
Book value per common share			$11.65	$10.57
Tangible book value per common share (1)			$8.69	$7.62
Tangible common equity to tangible assets (1)			8.28%	7.69%

ASSET QUALITY RATIOS			12/31/2016	12/31/2015
Ratio of allowance for loan and lease losses to total loans and leases			0.81%	1.04%
Non-performing loans and leases to total loans and leases			0.53%	0.76%
Non-performing assets to total assets			0.42%	0.61%
Annualized net charge-offs to average loans and leases			0.11%	0.06%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2016	12/31/2015
Loans and leases			$3,872,805	$2,967,946
Allowance for loan and lease losses			(31,245)	(30,874)
Investment securities			769,417	573,176
Total assets			5,093,131	3,869,550
Total deposits			4,092,835	2,995,571
Short-term borrowings			56,354	151,234
Other borrowings			365,650	303,143
Stockholders' equity			550,044	400,516

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Twelve Months Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Loans and leases	$3,806,576	$2,898,477	$3,562,879	$2,773,601
Investment securities	683,986	561,024	609,336	581,452
Interest earning assets	4,680,144	3,509,867	4,295,381	3,390,112
Total assets	5,015,439	3,779,819	4,619,816	3,648,836
Non-interest bearing demand deposits	951,418	722,270	852,629	695,630
Savings deposits	490,556	402,217	485,004	399,431
Interest bearing transaction accounts	2,072,154	1,573,638	1,880,391	1,511,954
Time deposits	539,870	328,080	506,487	303,682
Total deposits	4,053,998	3,026,205	3,724,511	2,910,697
Short-term borrowings	27,538	47,276	36,242	54,027
Other borrowings	392,789	286,887	356,907	274,908
Total interest bearing liabilities	3,522,907	2,638,098	3,265,031	2,544,003
Stockholders' equity	510,562	399,987	474,540	392,221

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

INTEREST INCOME
Loans and fees	$40,090	$30,065	$149,777	$115,295
Federal funds sold and interest bearing deposits with banks	228	32	569	62
Taxable investment securities and other	2,878	2,562	11,163	10,563
Tax exempt investment securities	487	396	1,787	1,594
TOTAL INTEREST INCOME	43,683	33,055	163,296	127,514
INTEREST EXPENSE
Deposits	3,017	1,662	10,512	5,755
Federal funds purchased and securities sold under agreements to repurchase	3	18	69	110
Other borrowings	2,484	1,256	7,066	5,009
TOTAL INTEREST EXPENSE	5,504	2,936	17,647	10,874
NET INTEREST INCOME	38,179	30,119	145,649	116,640
Provision for loan and lease losses	375	-	4,223	1,942
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	37,804	30,119	141,426	114,698
NON-INTEREST INCOME
Service charges on deposit accounts	2,577	2,620	10,157	10,024
Commissions and fees	1,089	1,081	4,349	4,568
Gain on sale of investment securities	-	51	370	241
Gain on sale of loans	525	437	2,123	1,681
Gain on debt extinguishment	-	-	-	1,830
Income on bank owned life insurance	437	475	2,562	2,017
Other income	533	114	1,769	800
TOTAL NON-INTEREST INCOME	5,161	4,778	21,330	21,161
NON-INTEREST EXPENSE
Salaries and employee benefit expense	14,305	12,370	56,107	48,640
Net occupancy expense	2,534	2,068	9,935	8,956
Furniture and equipment expense	2,113	1,764	8,017	6,930
Stationary, supplies and postage expense	456	392	1,727	1,529
Marketing expense	549	534	1,672	1,586
FDIC insurance expense	262	563	2,248	2,086
ATM and debit card expense	433	317	1,582	1,398
Telecommunications expense	342	374	1,631	1,448
Data processing expense	394	392	1,891	1,524
Other real estate owned and other repossessed assets expense	83	135	116	181
Long-term debt prepayment fee	-	-	-	2,407
Merger related expenses	-	822	4,103	1,152
Core deposit intangible amortization	202	99	734	415
Other expenses	3,099	2,312	10,154	8,959
TOTAL NON-INTEREST EXPENSE	24,772	22,142	99,917	87,211
INCOME BEFORE PROVISION FOR INCOME TAXES	18,193	12,755	62,839	48,648
Provision for income taxes	6,240	4,291	21,321	16,167
NET INCOME	$11,953	$8,464	$41,518	$32,481
EARNINGS PER COMMON SHARE
Basic	$0.26	$0.22	$0.96	$0.85
Diluted	$0.26	$0.22	$0.95	$0.85
DIVIDENDS PER COMMON SHARE	$0.095	$0.085	$0.370	$0.330

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	December 31,	December 31,
(Dollars in thousands)	2016	2015
	(Unaudited)
ASSETS
Cash and due from banks	$169,149	$113,894
Federal funds sold and interest bearing deposits due from banks	6,652	4,599
Total cash and cash equivalents	175,801	118,493

Investment securities available for sale, at fair value	606,704	442,349
Investment securities held to maturity; fair value of $146,990 in 2016
and $117,594 in 2015	147,614	116,740
Federal Home Loan Bank and other membership stocks, at cost	15,099	14,087
Loans held for sale	1,742	1,233
Loans and leases:
Commercial, real estate	2,766,620	1,879,659
Commercial, industrial and other	350,228	307,044
Leases	67,016	56,660
Residential mortgages	349,581	389,692
Consumer and home equity	339,360	334,891
Total loans and leases	3,872,805	2,967,946
Net deferred costs (fees)	(3,297)	(2,746)
Allowance for loan and lease losses	(31,245)	(30,874)
Net loans and leases	3,838,263	2,934,326
Premises and equipment, net	52,236	35,881
Accrued interest receivable	12,557	9,208
Goodwill	136,392	109,974
Other identifiable intangible assets	3,344	1,545
Bank owned life insurance	72,384	65,361
Other assets	30,995	20,353
TOTAL ASSETS	$5,093,131	$3,869,550

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Non-interest bearing	$927,270	$693,741
Savings and interest bearing transaction accounts	2,620,657	1,958,510
Time deposits through $250,000	404,680	270,623
Time deposits over $250,000	140,228	72,698
Total deposits	4,092,835	2,995,572
Federal funds purchased and securities sold under agreements to repurchase	56,354	151,234
Other borrowings	260,866	271,905
Subordinated debentures	104,784	31,238
Other liabilities	28,248	19,085
TOTAL LIABILITIES	4,543,087	3,469,034

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,222,914 shares at December 31, 2016
and 37,906,481 shares at December 31, 2015	510,861	386,287
Retained earnings	38,590	13,079
Accumulated other comprehensive gain	593	1,150
TOTAL STOCKHOLDERS' EQUITY	550,044	400,516
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,093,131	$3,869,550

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands, except per share data)	2016	2016	2016	2016	2015

INCOME STATEMENT
Net interest income	$38,179	$38,518	$35,102	$33,850	$30,119
Provision for loan and lease losses	(375)	(1,763)	(1,010)	(1,075)	-
Other non-interest income	4,636	5,664	4,460	4,077	4,290
Gain on investment securities	-	-	-	370	51
Gain on sale of loans	525	753	425	420	437
Merger related expenses	-	(1,697)	(685)	(1,721)	(822)
Other non-interest expense	(24,772)	(24,309)	(23,030)	(23,703)	(21,320)
Pretax income	18,193	17,166	15,262	12,218	12,755
Provision for income taxes	(6,240)	(5,839)	(5,132)	(4,110)	(4,291)
Net income	$11,953	$11,327	$10,130	$8,108	$8,464

Basic earnings per common share	$0.26	$0.25	$0.24	$0.20	$0.22
Diluted earnings per common share	$0.26	$0.25	$0.24	$0.20	$0.22
Dividends per common share	$0.095	$0.095	$0.095	$0.085	$0.085
Dividends paid	$4,265	$4,261	$3,955	$3,525	$3,246
Weighted average shares - basic	45,002	44,439	41,238	40,931	37,865
Weighted average shares - diluted	45,257	44,659	41,406	41,091	38,048

SELECTED OPERATING RATIOS
Annualized return on average assets	0.95%	0.94%	0.93%	0.77%	0.89%
Annualized return on average common equity	9.31%	9.10%	9.04%	7.40%	8.40%
Annualized return on average tangible common equity (1)	12.83%	12.68%	12.63%	10.40%	11.64%
Annualized net interest margin	3.27%	3.45%	3.47%	3.48%	3.43%
Efficiency ratio (1)	56.16%	53.42%	56.23%	60.38%	58.70%
Common stockholders' equity to total assets	10.80%	10.17%	10.18%	10.15%	10.35%
Tangible common equity to tangible assets (1)	8.28%	7.53%	7.53%	7.45%	7.69%
Tier 1 risk-based ratio	10.84%	9.70%	9.73%	9.93%	10.53%
Total risk-based ratio	13.47%	12.40%	10.65%	10.87%	11.61%
Tier 1 leverage ratio	9.06%	8.26%	8.24%	8.33%	8.70%
Common equity tier 1 capital ratio	10.10%	8.94%	8.90%	9.06%	9.54%
Book value per common share	$11.65	$11.22	$11.03	$10.84	$10.57
Tangible book value per common share (1)	$8.69	$8.07	$7.93	$7.72	$7.62

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands)	2016	2016	2016	2016	2015

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$3,872,805	$3,794,519	$3,454,304	$3,368,961	$2,967,946
Allowance for loan and lease losses	(31,245)	(31,369)	(30,667)	(30,553)	(30,874)
Investment securities	769,417	638,091	602,408	573,136	573,176
Total assets	5,093,131	4,904,291	4,467,860	4,404,233	3,869,550
Total deposits	4,092,835	3,941,742	3,537,331	3,462,636	2,995,571
Short-term borrowings	56,354	29,699	123,662	128,841	151,234
Other borrowings	365,650	398,671	326,009	341,269	303,143
Stockholders' equity	550,044	498,722	454,934	446,875	400,516

LOANS AND LEASES
Commercial, real estate	$2,766,620	$2,675,154	$2,353,125	$2,243,335	$1,879,659
Commercial, industrial and other	350,228	339,291	313,062	332,097	307,044
Leases	67,016	65,659	63,338	60,925	56,660
Residential mortgages	349,581	370,766	383,823	392,387	389,692
Consumer and home equity	339,360	343,649	340,956	340,217	334,891
Total loans and leases	$3,872,805	$3,794,519	$3,454,304	$3,368,961	$2,967,946

DEPOSITS
Non-interest bearing	$927,270	$931,385	$824,077	$774,487	$693,741
Savings and interest bearing transaction accounts	2,620,657	2,471,097	2,235,918	2,204,356	1,958,510
Time deposits	544,908	539,260	477,336	483,793	343,321
Total deposits	$4,092,835	$3,941,742	$3,537,331	$3,462,636	$2,995,572

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$3,806,576	$3,743,434	$3,412,503	$3,284,339	$2,898,477
Investment securities	683,986	606,779	575,206	570,581	561,024
Interest earning assets	4,680,144	4,467,524	4,094,575	3,933,160	3,509,867
Total assets	5,015,439	4,805,381	4,403,588	4,248,468	3,779,819
Non-interest bearing demand deposits	951,418	895,851	801,488	760,198	722,270
Savings deposits	490,556	487,918	485,580	475,870	402,217
Interest bearing transaction accounts	2,072,154	1,988,405	1,775,129	1,682,580	1,573,638
Time deposits	539,870	533,224	487,169	465,024	328,080
Total deposits	4,053,998	3,905,398	3,549,366	3,383,672	3,026,205
Short-term borrowings	27,538	35,608	31,591	50,335	47,276
Other borrowings	392,789	339,204	346,347	349,088	286,887
Total interest bearing liabilities	3,522,907	3,384,359	3,125,815	3,022,897	2,638,098
Stockholders' equity	510,562	495,343	450,806	440,823	399,987

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands)	2016	2016	2016	2016	2015

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.19%	4.23%	4.22%	4.18%	4.12%
Taxable investment securities and other	2.00%	2.06%	2.18%	2.39%	2.09%
Tax-exempt securities	2.75%	3.01%	3.15%	3.40%	3.49%
Federal funds sold and interest bearing cash accounts	0.48%	0.48%	0.46%	0.38%	0.25%
Total interest earning assets	3.74%	3.85%	3.85%	3.86%	3.76%

LIABILITIES
Savings accounts	0.06%	0.06%	0.05%	0.08%	0.05%
Interest bearing transaction accounts	0.35%	0.34%	0.31%	0.30%	0.26%
Time deposits	0.84%	0.81%	0.79%	0.74%	0.70%
Borrowings	2.37%	1.71%	1.62%	1.52%	1.53%
Total interest bearing liabilities	0.62%	0.53%	0.50%	0.49%	0.44%
Net interest spread (taxable equivalent basis)	3.12%	3.32%	3.35%	3.37%	3.32%

Annualized net interest margin (taxable equivalent basis)	3.27%	3.45%	3.47%	3.48%	3.43%
Annualized cost of deposits	0.30%	0.29%	0.27%	0.26%	0.22%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$31,369	$30,667	$30,553	$30,874	$30,994
Provision for loan and lease losses	375	1,763	1,010	1,075	-
Charge-offs	(795)	(1,273)	(1,045)	(1,543)	(1,140)
Recoveries	296	212	149	147	1,020
Balance at end of period	$31,245	$31,369	$30,667	$30,553	$30,874

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$(87)	$(11)	$113	$81	$(450)
Commercial, industrial and other	(96)	(30)	137	583	(56)
Leases	42	40	183	69	(1)
Residential mortgages	231	385	213	89	66
Consumer and home equity	409	677	250	574	561
Net charge-offs (recoveries)	$499	$1,061	$896	$1,396	$120

NON-PERFORMING ASSETS
Commercial, real estate	$11,885	$13,068	$12,554	$11,943	$10,446
Commercial, industrial and other	167	39	41	1,163	103
Leases	153	78	159	282	316
Residential mortgages	6,048	7,264	8,865	8,330	8,664
Consumer and home equity	2,151	2,210	3,325	3,249	3,167
Total non-accruing loans and leases	20,404	22,659	24,944	24,967	22,696
Property acquired through foreclosure or repossession	1,072	1,918	1,594	792	983
Total non-performing assets	$21,476	$24,577	$26,538	$25,759	$23,679

Loans past due 90 days or more and still accruing	$10	$10	$42	$101	$331
Loans restructured and still accruing	$8,802	$9,251	$9,509	$10,545	$10,108

Ratio of allowance for loan and lease losses to total loans and leases	0.81%	0.83%	0.89%	0.91%	1.04%
Non-performing loans and leases to total loans and leases	0.53%	0.60%	0.72%	0.74%	0.76%
Non-performing assets to total assets	0.42%	0.50%	0.59%	0.58%	0.61%
Annualized net charge-offs (recoveries) to average loans	0.05%	0.11%	0.11%	0.17%	0.02%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2016	2016	2016	2016	2015

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$550,044	$498,722	$454,934	$446,875	$400,516
Less: Goodwill	136,392	136,392	125,285	125,443	109,974
Less: Other identifiable intangible assets	3,344	3,545	2,728	2,891	1,545
Total tangible common stockholders' equity at end of period - Non-GAAP	$410,308	$358,785	$326,921	$318,541	$288,997

Shares outstanding at end of period	47,223	44,443	41,241	41,241	37,906

Book value per share - GAAP	$11.65	$11.22	$11.03	$10.84	$10.57

Tangible book value per share - Non-GAAP	$8.69	$8.07	$7.93	$7.72	$7.62

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$410,308	$358,785	$326,921	$318,541	$288,997

Total assets at end of period - GAAP	$5,093,131	$4,904,291	$4,467,860	$4,404,233	$3,869,550
Less: Goodwill	136,392	136,392	125,285	125,443	109,974
Less: Other identifiable intangible assets	3,344	3,545	2,728	2,891	1,545
Total tangible assets at end of period - Non-GAAP	$4,953,395	$4,764,354	$4,339,847	$4,275,899	$3,758,031

Common equity to assets - GAAP	10.80%	10.17%	10.18%	10.15%	10.35%

Tangible common equity to tangible assets - Non-GAAP	8.28%	7.53%	7.53%	7.45%	7.69%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$11,953	$11,327	$10,130	$8,108	$8,464

Total average common stockholders' equity - GAAP	$510,562	$495,343	$450,806	$440,823	$399,987
Less: Average goodwill	136,392	136,392	125,424	124,423	109,974
Less: Average other identifiable intangible assets	3,459	3,685	2,828	2,920	1,606
Total average tangible common stockholders' equity - Non-GAAP	$370,711	$355,266	$322,554	$313,480	$288,407

Return on average common stockholders' equity - GAAP	9.31%	9.10%	9.04%	7.40%	8.40%

Return on average tangible common stockholders' equity - Non-GAAP	12.83%	12.68%	12.63%	10.40%	11.64%

CALCULATION OF EFFICIENCY RATIO
Total non-interest expense	$24,772	$26,006	$23,715	$25,424	$22,142
Amortization of core deposit intangibles	(202)	(201)	(164)	(167)	(99)
Other real estate owned and other repossessed asset expense	(83)	32	(26)	(39)	(135)
Merger related expenses	-	(1,697)	(685)	(1,721)	(822)
Provision for unfunded lending commitments	-	-	(230)	(208)	(506)
Non-interest expense, as adjusted	$24,487	$24,140	$22,610	$23,289	$20,580

Net interest income	$38,179	$38,518	$35,102	$33,850	$30,119
Total non-interest income	5,161	6,417	4,885	4,867	4,778
Total revenue	43,340	44,935	39,987	38,717	34,897
Tax-equivalent adjustment on municipal securities	262	253	225	222	212
Gains on sale of investment securities	-	-	-	(370)	(51)
Total revenue, as adjusted	$43,602	$45,188	$40,212	$38,569	$35,058

Efficiency ratio - Non-GAAP	56.16%	53.42%	56.23%	60.38%	58.70%

	For the Quarter Ended		For the Twelve Months Ended
	Dec 31,	Dec 31,	Dec 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

RECONCILIATION OF EARNINGS PER SHARE
Net income - GAAP	$11,953	$8,464	$41,518	$32,481

NON-ROUTINE TRANSACTIONS
Debt prepayment charges ($2,407 before tax)	-	-	-	1,424
Gain on debt extinguishment ($1,830 before tax)	-	-	-	(1,082)
Associated gain on sale of investment securities ($173 before tax)	-	-	-	(102)
Tax deductible merger related expenses	-	60	1,915	150
Non-tax deductible merger related expenses	-	716	866	889
Net effect of non-routine transactions	-	776	2,781	1,279

Adjusted net income	11,953	9,240	44,299	33,760
Less: Earnings allocated to participating securities	(122)	(74)	(396)	(263)
Total adjusted net income - Non-GAAP	$11,831	$9,166	$43,903	$33,497

Weighted average shares - Basic	45,002	37,865	42,912	37,843
Weighted average shares - Diluted	45,257	38,048	43,114	37,993

Basic earnings per share - Non-GAAP	$0.26	$0.24	$1.02	$0.89
Diluted earnings per share - Non-GAAP	$0.26	$0.24	$1.02	$0.88

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Twelve Months Ended,
	Dec 31,	Dec 31,
(Dollars in thousands)	2016	2015

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$41,518	$32,481

Total average common stockholders' equity - GAAP	$474,540	$392,221
Less: Average goodwill	130,689	109,974
Less: Average other identifiable intangible assets	3,225	1,759
Total average tangible common stockholders' equity - Non-GAAP	$340,626	$280,488

Return on average common stockholders' equity - GAAP	8.75%	8.28%

Return on average tangible common stockholders' equity - Non-GAAP	12.19%	11.58%

CALCULATION OF EFFICIENCY RATIO
Total non-interest expense	$99,917	$87,211
Amortization of core deposit intangibles	(734)	(415)
Other real estate owned and other repossessed asset expense	(116)	(181)
Long-term debt prepayment fee	-	(2,407)
Merger related expenses	(4,103)	(1,152)
Provision for unfunded lending commitments	(438)	(864)
Non-interest expense, as adjusted	$94,526	$82,192

Net interest income	$145,649	$116,640
Non-interest income	21,330	21,161
Total revenue	166,979	137,801
Tax-equivalent adjustment on municipal securities	962	857
Gain on debt extinguishment	-	(1,830)
Gain on sale of investment securities	(370)	(241)
Total revenue, as adjusted	$167,571	$136,587

Efficiency ratio - Non-GAAP	56.41%	60.18%

Thomas J. Shara
President & CEO
Joseph F. Hurley
EVP & CFO
973-697-2000